Exhibit 99.1

DATE:	August 17, 2015

TO:	All PCC Employee Stock Ownership Plan Participants

SUBJECT:	Impact of Berkshire Hathaway Merger on ESPP and Stock Ownership

ESPP Questions

Q:  Will we have an ESPP purchase this year?

A:  Yes, there will be an ESPP purchase this year.  Our ESPP will continue to operate for existing participants until the earlier of (a) the merger close date, when Berkshire will buy all existing shares of PCC, or (b) the end of calendar year 2015, when the regular 2015 purchase date will otherwise occur.

Q:  When will the ESPP share purchase occur?

A:  If the merger closes before December 31, 2015, there will be an interim ESPP purchase date the day before the merger close date.  Otherwise each ESPP participant will receive shares in January, per the usual process.

Q:  How will the ESPP purchase price be calculated?

A:  The purchase price calculation process will remain the same – with one of two scenarios:
a)	Scenario 1: The merger closes before December 31, 2015. The ESPP purchase price would be the lower of
i.	$202.67, which is a 15% discount on the $238.44 closing price on January 2, 2015; or
ii.	The PCC stock price on the merger close date, which is expected to be $235, discounted by 15% , or $199.75.

b)	Scenario 2: The merger closes after December 31, 2015. The program will be administered per the usual process, meaning the ESPP purchase price would be the lower of:
i.	$202.67, which is a 15% discount on the $238.44 closing price on January 2, 2015; or
ii.	The PCC stock price on December 31, 2015, discounted by 15%.

Q:  What are the tax implications of the merger on ESPP shares?

A:  Tax implications will vary by country and individual circumstance.   We recommend our employees consult their own tax or financial advisor.

  CORPORATE FINANCE•  4650 SW Macadam Avenue, Suite 200  •  Portland, Oregon 97239  •  (503) 946-4800  •  Fax (503) 946-4817

Q:  May I join the ESPP now or increase my contribution?

A:  No.  As a result of the merger agreement, new participants will not be allowed to join the ESPP and existing participants will not be allowed to increase their contribution levels as of 12:00 am, Saturday, August 8, 2015.

Q:  May I withdraw funds from the ESPP program before the ESPP Purchase Date?

A:  Yes.  Participants will continue to have the ability to withdraw from the ESPP at any time prior to the ESPP purchase date and receive a full refund of their contributions, or to stop further contributions.

Stock Ownership Questions

Q:  Can I sell my existing PCC stock prior to the merger?

A:  Yes.  You can sell any existing shares of PCC stock that you own prior to the merger.  You will receive the market price for the shares of stock that you sell.

Q:  What happens to my existing stock if I don’t sell it prior to the merger?

A:  For each share that you own, you will receive $235 per share.  Proceeds will be distributed in the same manner you currently receive your quarterly dividends.  This process will be fully explained in future materials that will be distributed in connection with the merger.

  CORPORATE FINANCE•  4650 SW Macadam Avenue, Suite 200  •  Portland, Oregon 97239  •  (503) 946-4800  •  Fax (503) 946-4817

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Precision Castparts Corp. Precision Castparts Corp. plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the proposed transaction. The proxy statement will contain important information about Berkshire Hathaway Inc., Precision Castparts Corp., the proposed transaction and related matters. Additionally, Precision Castparts Corp. will file other relevant materials in connection with the proposed transaction pursuant to the terms of an Agreement and Plan of Merger by and among Berkshire Hathaway, NW Merger Sub Inc., a wholly owned subsidiary of Berkshire Hathaway Inc., and Precision Castparts Corp. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by Precision Castparts Corp. through the web site maintained by the SEC at www.sec.gov or by phone, email or written request by contacting Precision Castparts Corp. at the following:

Precision Castparts Corp.
Attention: Investor Relations
4650 SW Macadam Ave
Portland OR 97239
503-946-4700
Investor_relations@precastcorp.com

Participants in Solicitation

Precision Castparts Corp. and its directors, executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from shareholders of Precision Castparts Corp. in favor of the proposed transaction. Information about Precision Castparts Corp.’s directors and executive officers is set forth in Precision Castparts Corp.’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on July 2, 2015, and its Annual Report on Form 10-K for the fiscal year ended March 29, 2015, which was filed with the SEC on May 28, 2015. Information concerning the interests of Precision Castparts Corp.’s participants in the solicitation, which may, in some cases, be different than those of Precision Castparts Corp.’s shareholders generally, is set forth in the materials filed by Precision Castparts Corp. with the SEC, and will be set forth in the Proxy Statement relating to the proposed transaction when it becomes available.

  CORPORATE FINANCE•  4650 SW Macadam Avenue, Suite 200  •  Portland, Oregon 97239  •  (503) 946-4800  •  Fax (503) 946-4817

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Precision Castparts Corp. constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory approval without conditions, the ability to obtain shareholder approval, and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers and competitors; and the other factors and financial, operational and legal risks or uncertainties described in Precision Castparts Corp.’s Annual Report on Form 10-K for the year ended March 29, 2015. Precision Castparts Corp. disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

In addition, please refer to the documents that Precision Castparts Corp., files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Precision Castparts Corp.’s operational and other results to differ materially from those contained in the forward-looking statements set forth in this document.

  CORPORATE FINANCE•  4650 SW Macadam Avenue, Suite 200  •  Portland, Oregon 97239  •  (503) 946-4800  •  Fax (503) 946-4817